EXHIBIT 10.3

                                                                [EXECUTION COPY]


                           AMENDMENT NO. 3 AND CONSENT
                                       to
                           LOAN AND SECURITY AGREEMENT
                            dated as of July 12, 1996


                  THIS AMENDMENT NO. 3 AND CONSENT dated as of December 23,
1996 is made by LADD FURNITURE, INC., a North Carolina corporation, AMERICAN FURNITURE COMPANY, INCORPORATED, a Virginia corporation, BARCLAY FURNITURE CO., a Mississippi corporation, CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation, LADD CONTRACT SALES CORPORATION, a North Carolina corporation, LADD INTERNATIONAL SALES CORP., a Barbados corporation, LADD TRANSPORTATION, INC., a North Carolina corporation, LEA INDUSTRIES, INC., a North Carolina corporation, PENNSYLVANIA HOUSE, INC., a North Carolina corporation, PILLIOD FURNITURE, INC., a North Carolina corporation, NATIONSBANK, N.A. (SOUTH), a national banking association ("NationsBank"), FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet" and together with NationsBank, the "Co-Agents"), the financial institutions parties to the Loan Agreement (as hereinafter defined) from time to time (the "Lenders"), and NATIONSBANK as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements

                  The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of July 12, 1996, as amended by Amendment No. 1 dated as of August 15, 1996 and Amendment No. 2 dated as of October 10, 1996 (said Agreement, as so amended, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

                  LADD has informed the Lenders and the Administrative Agent of its intention to take or cause the following actions to be taken:

         1. American will transfer all of the shares of Lea (NC) to LADD in a spinoff;

         2. Lea (NC) will be merged with and into LADD, with LADD being the surviving corporation of such merger;

         3. LADD will contribute the Lea (NC) plant located in Chilhowie, Virginia and the Equipment, Inventory and other tangible assets related to the operations of the Chilhowie plant to American;


         4. Pennsylvania House will prepay $4.7 million principal amount (together with accrued and unpaid interest in the approximate amount of $168,000 (assuming



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                  prepayment on or before February 28, 1997)) of unsecured
                  industrial revenue development bonds related to its plant in Monroe, North Carolina;

         5. Pennsylvania House will sell the Monroe plant to the entity identified, substantially on the terms summarized in Annex A hereto;

         6. Clayton-Marcus will lease the Monroe plant from the entity identified, substantially on the terms summarized in Annex A hereto;

         7. Pennsylvania House will transfer to Clayton-Marcus the Equipment, Inventory and other tangible assets related to the operations of the Monroe plant in exchange for common stock of Clayton-Marcus; and

         8. Pennsylvania House will distribute all Clayton-Marcus stock so received by it to LADD as a dividend distribution to its sole shareholder.

All of the transactions summarized at points 1 through 3 (the "Lea Transaction") above will occur substantially simultaneously; all of the transactions summarized at points 4, 7 and 8 (the "PH Debt Transaction") will occur substantially simultaneously; and all of the transactions summarized at points 5 and 6 (the "Monroe Sale-Leaseback") will occur substantially simultaneously.

                  The Borrowers have requested the consent of the Lenders and the Administrative Agent to such of the transactions summarized above as would otherwise constitute a breach or violation of one or more provisions of the Loan Agreement and to agree to certain amendments to the Loan Agreement and other Loan Documents to recognize and give effect to the corporate restructuring and asset transfers effected by such transactions and to permit the permanent reduction of the Revolving Credit Facility.

                  Accordingly, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 3, by amending Section 1.1 Definitions by deleting from the definition "Borrower" the phrase "Lea (NC)."

                  Section 2. Consent and Waiver. The Lenders hereby consent, subject to the provisions of Section 3, to (a) the consummation by the relevant Borrowers of the Lea Transaction, the PH Debt Transaction and the Monroe Sale-Leaseback and waive compliance and the effects of non-compliance by the Borrowers with the provisions of Sections 12.4, 12.6, 12.7 and 12.8 of the Loan Agreement, to the extent that any transaction included in the Lea Transaction, the PH Debt Transaction or the Monroe Sale-Leaseback would violate or constitute a breach thereof, PROVIDED, that, as to each of the Lea Transaction, the PH Debt


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Transaction and the Monroe Sale-Leaseback, none of the transactions included therein shall be consummated unless and until all the related transactions are consummated and the Lea Transaction and the PH Debt Transaction may occur without any other transactions being consummated, but the Monroe Sale-Leaseback may not occur unless the PH Debt Transaction is also consummated substantially simultaneously, and, PROVIDED FURTHER, that, the sale proceeds in respect of the Monroe plant received by Pennsylvania House arising out of the Monroe Sale-Leaseback, net of commissions and other costs of sale, shall be applied to the Term Loan in accordance with the provisions of Section 5.9 as if such net proceeds were "Net Proceeds" of an Asset Disposition and (b) the permanent reduction of the Revolving Credit Facility by $15,000,000 (from $125,000,000 to $110,000,000) as of January 1, 1997.

                  Section 3. Effectiveness of Amendment. (a) Sections 1 and 2(a) of this Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received each of the following documents (and sufficient copies for each Lender) and other deliveries:

                  (i) this Amendment duly executed and delivered by the Borrower and the Lenders,

                  (ii) a certificate of the Secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower as in effect on the Amendment Effective Date attached thereto (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Administrative Agent pursuant to the Loan Agreement), having attached thereto a copy of the corporate action of LADD and the other relevant Borrowers authorizing the Lea Transaction, the PH Debt Transaction and the Monroe Sale-Leaseback, and to the further effect that the incumbency certificate and corporate action delivered in connection with the occurrence of the Effective Date remain in effect, unchanged,

                  (iii) a certificate of the President of LADD or the Financial Officer to the effect that, after giving effect to this Amendment,

                  (A) the representations and warranties of the Borrowers contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, having attached thereto any revised Schedules necessary to permit such certification, including but not limited to Schedules 7.1(a), (b), (c), (f), (h), (i), (j), (t), (u), (v) and (w) to the Loan
         Agreement, and

                  (B) no Default or Event of Default has occurred and is continuing, and such statements shall be true;


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                  (iv) such additional Financing Statements as are necessary or desirable to maintain the Security Interest in compliance with the provisions of
Article 8 of the Loan Agreement, or as the Administrative Agent may request, duly executed and delivered by the relevant Borrower(s), and evidence satisfactory to the Administrative Agent that the said Financing Statements have been filed in each jurisdiction where such filing may be necessary or appropriate;

                  (v) evidence satisfactory to the Administrative Agent that the Lea Transaction has been consummated in accordance with the summary thereof appearing in the Preliminary Statements above;

                  (vi) evidence satisfactory to the Administrative Agent, which shall include paid endorsements (or commitments to issue the same, satisfactory to the Administrative Agent in its sole discretion) to the existing policies of mortgagee title insurance in respect of the Chilhowie plant and the plant owned by Lea (NC) located in Marion, Virginia, that fee title to such Real Estate is held by a Borrower, that such Real Estate continues to be subject to the Lien of the Mortgage affecting such Real Estate and to no other Lien or exception to title that the Administrative Agent has not approved in writing, with priority from the date of recording of the relevant Mortgage;

                  (vii) such other documents, certificates and instruments in connection with the effectiveness of this Amendment as the Administrative Agent or any Lender may reasonably request.

                  (b) Section 2(b) of this Amendment shall become effective on or after the Amendment Effective Date upon receipt by the Administrative Agent of an amount equal to $18,750, for the account of the Lenders, in consideration of the early reduction of the Revolving Credit Facility.

                  Section 4. Additional Covenant of Borrowers. Contemporaneously with the execution and delivery of the lease between Clayton-Marcus and the owner of the Monroe plant as part of the Monroe Sale-Leaseback, the Borrowers will deliver to the Administrative Agent a landlord's waiver and consent agreement, in form and substance satisfactory to the Administrative Agent and duly executed on behalf of the owner of the Monroe plant.

                  Section 5. Effect of Amendment. From and after the effectiveness of this Amendment:

                  (a) Lea Industries, Inc., a North Carolina corporation, shall no longer be a "Borrower." Each of the Borrowers expressly acknowledges, consistent with the provisions of Sections 5.19, 5.20 and 5.21 of the Loan Agreement, that the merger of Lea (NC) with and into LADD does not impair or otherwise affect such Borrower's liability in respect of the Secured Obligations, and


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                  (b) all references in the Loan Agreement and in any other Loan
Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment.

Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  Section 6. Counterpart Execution; Governing Law.

                  (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    BORROWERS:

                                    LADD FURNITURE, INC.


                                    By: /s/ William S. Creekmuir
                                       ___________________________
                                       William S. Creekmuir
                                       Executive Vice President

                                    AMERICAN FURNITURE COMPANY,
                                    INCORPORATED


                                    By: /s/ William S. Creekmuir
                                       ___________________________
                                       William S. Creekmuir
                                       Vice President

                                    BARCLAY FURNITURE CO.


                                    By: /s/ William S. Creekmuir
                                       ___________________________
                                       William S. Creekmuir
                                       Vice President

                                    CLAYTON-MARCUS COMPANY, INC.


                                    By: /s/ William S. Creekmuir
                                       ___________________________
                                       William S. Creekmuir
                                       Vice President

                                    LADD CONTRACT SALES CORP.


                                    By: /s/ William S. Creekmuir
                                       ___________________________
                                       William S. Creekmuir
                                       Vice President



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                                    LEA INDUSTRIES, INC.
                                    (a North Carolina corporation)


                                    By: /s/ William S. Creekmuir
                                       ___________________________
                                       William S. Creekmuir
                                       Vice President

                                    PENNSYLVANIA HOUSE, INC.


                                    By: /s/ William S. Creekmuir
                                       ___________________________
                                       William S. Creekmuir
                                       Vice President


                                    PILLIOD FURNITURE, INC.


                                    By: /s/ William S. Creekmuir
                                       ___________________________
                                       William S. Creekmuir
                                       Vice President

                                    LADD TRANSPORTATION, INC.


                                    By: /s/ William S. Creekmuir
                                       ___________________________
                                       William S. Creekmuir
                                       Vice President

                                    LADD INTERNATIONAL SALES CORP.


                                    By: /s/ William S. Creekmuir
                                       ___________________________
                                       William S. Creekmuir
                                       Vice President



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                                    AGENTS/LENDERS:

                                    NATIONSBANK, N.A. (SOUTH), as
                                    Administrative Agent, a Co-Agent and as a Lender


                                    By: /S/ David J. Sapp
                                       ___________________________
                                       David J. Sapp
                                       Vice President

                                    FLEET CAPITAL CORPORATION, as a Co-
                                    Agent and as a Lender


                                    By: /s/ John W. Getz
                                        _________________________
                                        Name: John W. Getz
                                        Title: SVP

                                    BANKAMERICA BUSINESS CREDIT, INC.,
                                    as a Lender


                                    By:___________________________
                                       Name:
                                       Title:

                                    THE CIT GROUP/BUSINESS CREDIT,
                                    INC., as a Lender


                                    By:/s/ Robert Bernill
                                       ___________________________
                                       Name: Robert Bernill
                                       Title: VP

                                    SANWA BUSINESS CREDIT CORPORATION,
                                    as a Lender


                                    By:___________________________
                                       Name:
                                       Title:


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                                    THE FIRST NATIONAL BANK OF BOSTON,
                                    as a Lender


                                    By: /s/ John C. Todd
                                       ___________________________
                                       Name: John C. Todd
                                       Title: Director

                                    CREDITANSTALT CORPORATE FINANCE,
                                    INC., as a Lender


                                    By: Robert M. Biringer
                                       ___________________________
                                       Name: Robert M. Biringer
                                       Title: Executive Vice President

                                    BRANCH BANKING AND TRUST COMPANY,
                                             as a Lender


                                    By: /s/ Michael Cox
                                       ___________________________
                                       Name: Michael Cox
                                       Title: Vice President


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